Exhibit 10.21

                               FIRST AMENDMENT TO
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                              EMPLOYMENT AGREEMENT
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         This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is
made and entered into as of this 29th day of April, 2002 by and between HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC., a Florida corporation ("HNS", "Company" or the "Employer"), and CHRIS TISI, an individual (the "Employee").

                              Preliminary Statement
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         The parties have entered into an Employment Agreement (the "Agreement")
effective as of January 1, 2002, and desire to amend such Agreement as set forth in this First Amendment.

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

         1. The provisions of this First Amendment shall govern and control over any conflicting or inconsistent provisions in the Agreement, but except as modified hereby, the Agreement remains in full force and effect. Terms used herein but not defined herein shall have the meanings given them in the Agreement. The first sentence of Section 2.2 is hereby amended by deleting the same in its entirety and substituting therefor the following:

         "Employee agrees to devote his time and energies to performance of his duties on behalf of Employer, which duties are the general and customary duties generally associated with the positions of Chief Executive Officer ("CEO"), President and Interim Chairman of the Board of Directors."

         2. Subsection 2.5(a)(ii) is hereby amended by deleting the same in its entirety and substituting therefor the following:

         "the Company having materially changed the scope and type of the duties the Employee is to perform, or assigning the Employee to work outside the Southeast Florida region, in each case unless the Employee specifically consents thereto; provided, however, Employee acknowledges that, upon the Board's election of a Chairman of the Board, Employee shall cease serving in the position of Interim Chairman of the Board and such cessation shall not constitute a constructive termination hereunder."

         3. The fourth sentence of Section 3.1 is hereby amended by deleting the same in its entirety and substituting therefor the following:


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         "The parties hereto acknowledge and agree that (i) as of the Effective
Date of the Agreement, Employer owed Employee $32,578 for base salary and bonus accrued but not paid during the fiscal year ending December 31, 2001 (the "Back Pay") and (ii) as of date hereof, Employer has paid $10,000 of Back Pay to Employee, and (iii) Employer shall pay to Employee the rest of the Back Pay in twelve equal monthly installments of $1,881.50 commencing May 1, 2002, provided that this obligation may be prepaid as the Employer's cash flow permits."

         4. This First Amendment shall be governed by Florida law, and may be executed in any number of counterparts and by facsimile. All executed counterparts shall constitute one agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the Employer and the Employee have executed and delivered this First Amendment to Employment Agreement as of the day and year first above written.

                                THE EMPLOYER:

                                HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.


                                By:   /s/Ted Alflen
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                                Name:  Ted Alflen
                                Title: Director



                                THE EMPLOYEE:

                                      /s/Christopher Tisi
                                     ----------------------------------------
                                      Chris Tisi



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